UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: January 31, 2022

Item 1. Reports to Stockholders.

(a.)

Change Finance U.S. Large Cap
Fossil Fuel Free ETF

CHGX

Semi-Annual Report

January 31, 2022

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited)

Dear Shareholders,

We are pleased to share our Semi-Annual Report for the first half of the 2021-22 Fiscal Year covering the period August 1, 2021 through January 31, 2022 (“current fiscal period”). We are happy to share that the Change Finance U.S. Large Cap Fossil Fuel Free ETF (“CHGX” or the “Fund”), continued on the growth trajectory. We closed FY20-21 at approximately $80m in AUM and close the current fiscal period at about $120m in AUM.

CHGX continues to track the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) which is composed of the common stock of 100 U.S. large cap companies. The Index utilizes our proprietary Isolated ESG Risk-Factor Methodology which applies industry screens of more than 100 individual factors related to people, planet, and profit to ensure that we invest in the most responsible and sustainable companies.

CHGX remains one of the cleanest funds on the market with an A rating from As You Sow on Fossil Fuel Exposure as of 1/30/2022 and a carbon footprint 84% lower as of the same date. But a low carbon footprint was not good enough for the management team at Change Finance. In the second half of 2021, the team decided to go a step further and neutralize all residual carbon in the Fund. As a result, in September of 2021, CHGX became the first Certified Carbon Neutral ETF.

CHGX underperformed for the current fiscal period with net asset value (“NAV”) down 5.05% while the market price fell 5.14%. The S&P 500 benchmark was up 3.44%. The Index for the current fiscal period was down 4.8%.

For the current fiscal period, the largest positive contributor to return was Xilinix, Inc. (XLNX US), adding 0.31% to the return of the Fund, gaining 29.33% with an average weighting of 0.80%. The second largest contributor to return was NVIDIA Corporation (NVDA US), adding 0.30% to the return of the Fund, gaining 25.61% with an average weighting of 1.10%. The third largest contributor to return was HP, Inc. (HPQ US), adding 0.29% to the return of the Fund, gaining 32.31% with an average weighting of 1.00%

For the current fiscal period, the largest negative contributor to return was Zoom Video Communications, Inc. (ZM US), detracting 0.73% from the return of the Fund, declining 59.42% with an average weighting of 0.86%. The security contributing second-most negatively was DocuSign, Inc. (DOCU US) detracting 0.62% from the return of the Fund, and declining 57.80% with an average weighting of 0.91%. The third largest negative contributor to return was Sunrun, Inc. (RUN US), detracting 0.57% from the return of the Fund, and declining 51.04% with an average weight of 0.94%.

Despite performance challenges during the period, Change Finance continued to grow and to push the envelope on impact. We know that time is short to slow the tide of climate change. By neutralizing the carbon our

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited) (Continued)

portfolio is responsible for, we are doing our part and hope we’ll set a bar for others. Thank you to all of you, our clients, who push us to meet the promise of our name: Change Finance.

Change Finance exists to create an economy in service to life. With your continued support, we will continue to do that through our investment methodology, our advocacy program, and more.

In gratitude,

The Change Finance Team

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited) (Continued)

Important Disclosures:

Investing involves Risk. Principal loss is possible. The Fund may trade at a premium or discount to Net Asset Value (NAV). Shares of an ETF are bought and sold at market price (not at NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The performance of the Fund may diverge from that of the Index. Because the Fund may employ a representative sampling strategy and may also invest in securities that are not included in the Index, the Fund may experience tracking error to a greater extent than funds that seek to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The social, governance, and/or environmental policy of the Fund could cause it to make or avoid investment that could result in the portfolio underperforming similar funds that do not have such policies.

Must be preceded or accompanied by a prospectus.

One cannot invest directly in an index.

The Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) uses an objective, rules-based methodology to measure the performance of an equal-weighted portfolio of approximately 100 large cap U.S.-listed companies that meet a diverse set of environmental, social, and governance (“ESG”) standards.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments on page 6 of this report for a full list of Fund holdings.

Change Finance, PBC is the adviser to the Change Finance U.S. Large Cap Fossil Fuel Free ETF, which is distributed by Quasar Distributors, LLC.

Fossil Free Funds assigns each fund a letter grade from A to F based on the percentage of its assets invested in fossil fuels. Funds with 0% of their assets invested in fossil fuels receive a grade of A, 0-4% receive a B, 4-7%, a C, 7-11% a D, and those with more than 11% of assets invested in fossil fuels receive an F. A holding is flagged as a fossil fuel holding if it is one of the 200 largest owners of fossil fuel reserves, is in the oil or gas services industry, is in the coal industry, or operates coal or gas fired power plants.

Fossil Fuels Exposure: measures the percentage of a fund’s net assets invested in companies which own, extract, process, or burn fossil fuels for electricity generation. More information available from fossilfreefunds.org.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited) (Continued)

Carbon Footprint: measures the tons of carbon dioxide (CO2) emissions per $1 million invested in a fund. More information available from fossilfreefunds.org.

Change Finance seeks to offset the carbon footprint of this portfolio by purchasing certified carbon offsets equal to the carbon footprint of the portfolio. Carbon Footprint is a measure of carbon output generated by the portfolio constituent companies relative to dollars invested in the fund (metric tons of carbon emissions per million dollars invested). A carbon offset reduces emissions of carbon dioxide or other greenhouse gases made to compensate for emissions produced elsewhere. EthosESG audits the carbon footprint of CHGX and carbon offset purchases at least annually before issuing the Carbon Neutral Fund designation.

Constituent carbon footprint data is provided by the Carbon Disclosure Project. Portfolio-level carbon footprint is equal to the sum of each portfolio constituent scope 1 and scope 2 carbon emissions multiplied by percentage of ownership (position size / market capitalization). Carbon footprint analyses are performed prior to portfolio rebalancing each quarter.

EthosESG has completed an independent audit of CHGX’s carbon footprint and carbon credits and determined that CHGX is a carbon neutral fund. EthosESG defines carbon neutrality for a fund as reducing more tons of CO2 emissions (for example, through valid carbon storage credits) than the fund creates through the Scope 1 and Scope 2 emissions of its holdings. More information on EthosESG’s methodology at https://ethosesg.com/carbon-neutral-certification.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Portfolio Allocation
As of January 31, 2022 (Unaudited)

Sector	Percentage of Net Assets
Technology (a)	32.0%
Consumer, Non-cyclical (a)	28.4
Financial	16.2
Consumer, Cyclical	10.2
Industrial	6.9
Communications	3.7
Utilities	1.0
Basic Materials	0.9
Energy	0.6
Other Assets in Excess of Liabilities	0.1
100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.9%
	Basic Materials — 0.9%
5,698	Ecolab, Inc.	$1,079,486

	Communications — 3.7%
55,266	AT&T, Inc.	1,409,283
1,963	Netflix, Inc. (a)	838,476
5,860	Okta, Inc. (a)	1,159,635
28,715	Twitter, Inc. (a)	1,077,100
		4,484,494
	Consumer, Cyclical — 10.2%
11,805	Best Buy Company, Inc.	1,172,000
6,014	Cummins, Inc.	1,328,372
76,330	Gap, Inc.	1,379,284
13,023	Hasbro, Inc.	1,204,367
7,452	NIKE, Inc. - Class B	1,103,418
24,915	PulteGroup, Inc.	1,312,771
10,874	Ralph Lauren Corporation	1,205,274
5,175	Target Corporation	1,140,725
18,177	TJX Companies, Inc.	1,308,199
3,287	Ulta Beauty, Inc. (a)	1,195,613
		12,350,023
	Consumer, Non-cyclical — 28.4% (b)
9,910	Abbott Laboratories	1,263,128
10,816	AbbVie, Inc.	1,480,602
6,272	Amgen, Inc.	1,424,622
5,466	Automatic Data Processing, Inc.	1,126,925
5,254	Becton Dickinson and Company	1,335,251
23,251	Bristol-Myers Squibb Company	1,508,758
6,503	Cigna Corporation	1,498,681
16,610	Colgate-Palmolive Company	1,369,495
5,026	Eli Lilly & Company	1,233,330
3,754	Estée Lauder Companies, Inc. - Class A	1,170,460
53,277	H&R Block, Inc.	1,217,912

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Consumer, Non-cyclical — 28.4% (b) (Continued)
9,875	IHS Markit, Ltd.	$1,153,301
3,842	Intuitive Surgical, Inc. (a)	1,091,820
9,559	Kimberly-Clark Corporation	1,315,796
11,828	Medtronic plc	1,224,079
16,848	Merck & Company, Inc.	1,372,775
3,230	Moody’s Corporation	1,107,890
6,824	PayPal Holdings, Inc. (a)	1,173,319
8,622	Procter & Gamble Company	1,383,400
37,906	Rollins, Inc.	1,169,400
2,730	S&P Global, Inc.	1,133,551
19,068	Service Corporation International	1,176,877
5,330	Stryker Corporation	1,322,107
33,424	Terminix Global Holdings, Inc. (a)	1,441,911
1,967	Thermo Fisher Scientific, Inc.	1,143,417
2,803	UnitedHealth Group, Inc.	1,324,614
5,613	Verisk Analytics, Inc.	1,100,878
		34,264,299
	Energy — 0.6%
27,424	Sunrun, Inc. (a)	711,104

	Financial — 16.2%
8,281	American Express Company	1,489,089
4,356	Ameriprise Financial, Inc.	1,325,574
23,028	Bank of New York Mellon Corporation	1,364,639
1,375	BlackRock, Inc.	1,131,543
16,300	Charles Schwab Corporation	1,429,510
7,033	Chubb, Ltd.	1,387,470
5,719	CME Group, Inc.	1,312,511
6,950	Crown Castle International Corporation	1,268,445
1,531	Equinix, Inc.	1,109,822
9,655	Intercontinental Exchange, Inc.	1,222,902
7,697	Marsh & McLennan Companies, Inc.	1,182,567

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Financial — 16.2% (Continued)
3,961	Mastercard, Inc. - Class A	$1,530,451
8,374	Prologis, Inc.	1,313,211
6,309	T. Rowe Price Group, Inc.	974,299
6,513	Visa, Inc. - Class A	1,473,045
		19,515,078
	Industrial — 6.9%
23,315	Carrier Global Corporation	1,111,659
5,430	Illinois Tool Works, Inc.	1,270,186
16,877	Johnson Controls International plc	1,226,452
6,404	Keysight Technologies, Inc. (a)	1,081,123
7,217	Stanley Black & Decker, Inc.	1,260,449
8,193	TE Connectivity, Ltd.	1,171,681
6,759	Trane Technologies plc	1,169,983
		8,291,533
	Technology — 32.0% (b)
1,883	Adobe, Inc. (a)	1,006,087
7,964	Advanced Micro Devices, Inc. (a)	909,887
6,997	Analog Devices, Inc.	1,147,298
3,223	ANSYS, Inc. (a)	1,095,852
7,533	Apple, Inc.	1,316,617
8,569	Applied Materials, Inc.	1,184,064
4,961	Autodesk, Inc. (a)	1,239,209
2,252	Broadcom, Inc.	1,319,402
5,118	DocuSign, Inc. (a)	643,691
10,152	Electronic Arts, Inc.	1,346,764
2,046	EPAM Systems, Inc. (a)	974,182
12,073	Fidelity National Information Services, Inc.	1,447,795
13,068	Fiserv, Inc. (a)	1,381,288
35,764	HP, Inc.	1,313,612
1,565	HubSpot, Inc. (a)	764,972
25,645	Intel Corporation	1,251,990
10,648	International Business Machines Corporation	1,422,253

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Technology — 32.0% (b) (Continued)
1,906	Intuit, Inc.	$1,058,268
1,830	Lam Research Corporation	1,079,554
17,531	Marvell Technology, Inc.	1,251,713
15,127	Microchip Technology, Inc.	1,172,040
14,840	Micron Technology, Inc.	1,220,887
3,818	Microsoft Corporation	1,187,322
3,856	NVIDIA Corporation	944,180
10,583	Paychex, Inc.	1,246,254
4,428	salesforce.com, Inc. (a)	1,030,086
1,926	ServiceNow, Inc. (a)	1,128,212
3,697	Synopsys, Inc. (a)	1,147,919
6,555	Texas Instruments, Inc.	1,176,557
4,411	Twilio, Inc. - Class A (a)	909,195
4,469	Veeva Systems, Inc. - Class A (a)	1,057,097
4,598	Workday, Inc. - Class A (a)	1,163,340
5,527	Xilinx, Inc.	1,069,751
5,955	Zoom Video Communications, Inc. - Class A (a)	918,737
		38,526,075
	Utilities — 1.0%
7,398	American Water Works Company, Inc.	1,189,598

	TOTAL COMMON STOCKS (Cost $122,428,415)	120,411,690
	TOTAL INVESTMENTS (Cost $122,428,415) — 99.9%	120,411,690
	Other Assets in Excess of Liabilities — 0.1%	178,510
	NET ASSETS — 100.0%	$120,590,200

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Assets and Liabilities
January 31, 2022 (Unaudited)

ASSETS
Investments in securities, at value (Cost $122,428,415)	$120,411,690
Dividends receivable	117,909
Cash	108,253
Total assets	120,637,852

LIABILITIES
Management fees payable	47,652
Total liabilities	47,652

NET ASSETS	$120,590,200

Net Assets Consist of:
Paid-in capital	$117,200,703
Total distributable earnings (accumulated deficit)	3,389,497
Net assets	$120,590,200

Net Asset Value:
Net assets	$120,590,200
Shares outstanding ^	3,750,000
Net asset value, offering and redemption price per share	$32.16

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Operations
For the Six-Months Ended January 31, 2022 (Unaudited)

INCOME
Dividends *	$693,227
Total investment income	693,227

EXPENSES
Management fees	251,724
Total expenses	251,724

Net investment income (loss)	441,503

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	7,168,307
Change in unrealized appreciation (depreciation) on investments	(13,450,838)
Net realized and unrealized gain (loss) on investments	(6,282,531)
Net increase (decrease) in net assets resulting from operations	$(5,841,028)

*	Net of foreign taxes withheld of $608.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statements of Changes in Net Assets

	Six-Months Ended January 31, 2022 (Unaudited)	Year Ended July 31, 2021
OPERATIONS
Net investment income (loss)	$441,503	$353,347
Net realized gain (loss) on investments	7,168,307	5,637,094
Change in unrealized appreciation (depreciation) on investments	(13,450,838)	8,595,178
Net increase (decrease) in net assets resulting from operations	(5,841,028)	14,585,619

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(637,137)	(192,961)
Total distributions to shareholders	(637,137)	(192,961)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	87,769,730	77,499,860
Payments for shares redeemed	(40,743,270)	(31,401,565)
Net increase (decrease) in net assets derived from capital share transactions (a)	47,026,460	46,098,295
Net increase (decrease) in net assets	$40,548,295	$60,490,953

NET ASSETS
Beginning of period/year	$80,041,905	$19,550,952
End of period/year	$120,590,200	$80,041,905

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	2,600,000	2,600,000
Shares redeemed	(1,200,000)	(1,050,000)
Net increase (decrease)	1,400,000	1,550,000

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Six-Months Ended January 31, 2022		Year Ended July 31,			Period Ended July 31,
	(Unaudited)		2021	2020	2019	2018(1)
Net asset value, beginning of period/year	$34.06		$24.44	$21.88	$19.66	$18.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.15		0.25	0.29	0.30	0.17
Net realized and unrealized gain (loss) on investments (3)	(1.85)		9.54	2.47	2.13	1.55
Total income (loss) from investment operations	(1.70)		9.79	2.76	2.43	1.72

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.20)		(0.17)	(0.20)	(0.21)	(0.06)
Total distributions to shareholders	(0.20)		(0.17)	(0.20)	(0.21)	(0.06)

Net asset value, end of period/year	$32.16		$34.06	$24.44	$21.88	$19.66

Total return	-5.05	%(4)	40.19%	12.69%	12.63%	9.53	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$120,590		$80,042	$19,551	$8,750	$3,932

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.49	%(5)	0.49%	0.49%	0.49%	0.64	%(5)(6)
Net investment income (loss) to average net assets	0.86	%(5)	0.82%	1.33%	1.48%	1.14	%(5)
Portfolio turnover rate (7)	112	%(4)	85%	120%	46%	70	%(4)

(1)	Commencement of operations on October 9, 2017.
(2)	Calculated based on average shares outstanding during the period.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Effective April 13, 2018, the adviser reduced its management fee from 0.75% to 0.49%.
(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”). The Fund commenced operations on October 9, 2017.

The end of the reporting period for the Fund is January 31, 2022, and the period covered by these Notes to Financial Statements is the six-month period from August 1, 2021 through January 31, 2022 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2022 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	–

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	–

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2022 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$120,411,690	$—	$—	$120,411,690
Total Investments in Securities	$120,411,690	$—	$—	$120,411,690

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2022 (Unaudited) (Continued)

income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2022 (Unaudited) (Continued)

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the fiscal year ended July 31, 2021, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(5,864,439)	$5,864,439

During the fiscal year ended July 31, 2021, the Fund realized $5,864,439 of net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective March 18, 2022, Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Target Fund”), a series of ETF Series Solutions, reorganized into AXS Change Finance ESG ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II with the same investment objective and investment strategies. As a result of the reorganization, shareholders of the Target Fund became shareholders of the Acquiring Fund. The reorganization shifted management responsibility from Change Finance, PBC (“Change Finance”) to AXS Investments, LLC. Change Finance serves as the investment sub-adviser to the Acquiring Fund.

There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2022 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Change Finance, PBC (the “Adviser”) serves as the investment adviser and index provider to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.49% of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $113,509,740 and $113,608,310, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $87,716,399 and $40,880,764, respectively.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2022 (Unaudited) (Continued)

NOTE 5 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period.

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at July 31, 2021 were as follows:

Tax cost of investments	$69,078,960
Gross tax unrealized appreciation	$11,958,622
Gross tax unrealized depreciation	(1,080,426)
Net tax unrealized appreciation (depreciation)	10,878,196
Undistributed ordinary income	279,366
Undistributed long-term capital gain	—
Other accumulated gain (loss)	(1,289,900)
Distributable earnings (accumulated deficit)	$9,867,662

The difference between the cost basis for financial statements and federal income tax purposes is primarily due to timing differences in recognizing losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2021, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of July 31, 2021, the Fund had a short-term capital loss carryforward of $1,028,347 and a long-term capital loss carryforward of $261,553. These amounts do not have an expiration date. During the fiscal year ended July 31, 2021, the Fund utilized $165,019 of short-term capital loss carryforward.

The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2021 and July 31, 2020, was as follows:

	Year Ended July 31, 2021	Year Ended July 31, 2020
Ordinary Income	$192,961	$110,478

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2022 (Unaudited) (Continued)

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2022 (Unaudited) (Continued)

NOTE 7 – RISKS

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

ESG Investment Risk. Because the methodology of the Index selects securities of issuers for non-financial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

Covid-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended January 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended January 31, 2022 (Unaudited) (Continued)

	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During the Period(1)
Actual	$ 1,000.00	$ 949.50	$2.41
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,022.74	$2.50

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.49%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Review of Liquidity Risk Management Program
(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2020. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended July 31, 2021, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2021 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.changefinanceetf.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.changefinanceetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Information About the Trustees
(Unaudited)

The SAI includes additional information about the Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.changefinanceetf.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.changefinanceetf.com.

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Adviser and Index Provider

Change Finance, PBC
705 Grand View Drive
Alexandria, Virginia 22305

Sub-Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Change Finance U.S. Large Cap Fossil Fuel Free ETF
Symbol – CHGX
CUSIP – 26922A560

(b.)	Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina Nelson
Kristina R. Nelson, President (principal executive officer)

Date	4/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina Nelson
Kristina R. Nelson, President (principal executive officer)

Date	4/7/2022

By (Signature and Title)*	/s/ Kristen Weitzel
Kristen Weitzel, Treasurer (principal financial officer)

Date	4/7/2022

* Print the name and title of each signing officer under his or her signature.